UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23042

Archstone Alternative Solutions Fund
 (Exact name of registrant as specified in charter)

360 Madison Avenue, 20th Floor
New York, NY 10017
 (Address of principal executive offices) (Zip code)

Rinarisa Coronel DeFronze, Esq.
A.P. Management Company, LLC
360 Madison Avenue, 20th Floor
New York, NY 10017
 (Name and address of agent for service)

Copies to:
George M. Silfen, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Registrant's telephone number, including area code: (844) 449-4900

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

Annual Report

Period from October 1, 2015 (commencement of operations)
 to March 31, 2016

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
CONTENTS

Report of Independent Registered Public Accounting Firm	1

Schedule of Investments	2
Statement of Assets and Liabilities	4
Statement of Operations	5
Statement of Changes in Net Assets	6
Statement of Cash Flows	7
Financial Highlights	8
Notes to Financial Statements	9

Fund Management	15
Other Information	16
Privacy Policy	18

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
 Archstone Alternative Solutions Fund

We have audited the accompanying statement of assets and liabilities of Archstone Alternative Solutions Fund (the Fund), including the schedule of investments, as of March 31, 2016, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the period from October 1, 2015 (commencement of operations) to March 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in portfolio funds owned as of March 31, 2016, by correspondence with management or administrators of the underlying portfolio funds. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Archstone Alternative Solutions Fund at March 31, 2016, the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period from October 1, 2015 (commencement of operations) through March 31, 2016, in conformity with U.S. generally accepted accounting principles.

May 31, 2016
 New York, NY

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
SCHEDULE OF INVESTMENTS March 31, 2016

	Cost	Fair Value	Percentage of Net Assets	Withdrawals Permitted (1)	Redemption Notice Period (1)
Investments in Portfolio Funds:
Alternative Investment Strategy: (2)
Directional: (9)
Bay Resource Partners Offshore Fund, Ltd.	$1,500,000	$1,471,113	6.77%	Quarterly	45 days
Discovery Global Opportunity Fund, Ltd.(3)	1,500,000	1,440,249	6.63%	Semi-Annual	60 days
Glenhill Capital Overseas Partners, Ltd (5)	1,500,000	1,555,387	7.16%	Quarterly	60 days
Hitchwood Capital Fund, Ltd. (5)	1,500,000	1,436,860	6.61%	Quarterly	75 days
Luxor Capital Partners Offshore, Ltd.	750,000	616,019	2.83%	Quarterly	90 days
Marcato International, Ltd.	1,800,000	1,633,243	7.51%	Quarterly	60 days
Miura Global Fund, Ltd.	1,500,000	1,401,948	6.45%	Monthly	60 days
Roystone Capital Offshore Fund, Ltd.	2,250,000	1,967,385	9.05%	Quarterly	90 days
Shellback Offshore Fund, Ltd.	1,000,000	982,822	4.52%	Quarterly	45 days
Valinor Capital Partners Offshore, Ltd (5)	1,750,000	1,564,007	7.19%	Quarterly	60 days
Total Directional	15,050,000	14,069,033	64.72%

Non-Directional: (9)
Davidson Kempner International (BVI), Ltd.	1,000,000	1,010,433	4.65%	Quarterly	60 days
Elliott International, Ltd (4)	2,750,000	2,805,118	12.90%	Quarterly	60 days
Farallon Capital Offshore Investors, Inc.	1,500,000	1,505,855	6.93%	Semi-Annual	45 days
Fir Tree Capital Opportunity Fund II, Ltd.	1,000,000	936,427	4.31%	Annually	90 days
King Street Capital, Ltd. (5)	1,491,465	1,468,434	6.76%	Quarterly	65 days
King Street Capital, Ltd. Side Pocket (6)	8,535	8,508	0.04%	Various	Various
OZ Overseas Fund II, Ltd. (7)	1,500,000	1,459,935	6.72%	Quarterly	30 days
York Investment, Ltd. (5)	1,500,000	1,352,859	6.22%	Quarterly	45 days
Total Non-Directional	10,750,000	10,547,569	48.53%
Total Investments in Portfolio Funds	$25,800,000	$24,616,602	113.25%

See accompanying notes.

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
SCHEDULE OF INVESTMENTS (Continued) March 31, 2016

	Shares	Cost	Fair Value	Percentage of Net Assets
Short-Term Investments:
Federated Treasury Obligations Fund, 0.16% (8)	455,527	$455,527	$455,527	2.10%
Total Short-Term Investments		455,527	455,527	2.10%

Total Investments		$26,255,527	$25,072,129	115.35%

Other Assets Less Liabilities			(3,335,755)	-15.35%

Net Assets			$21,736,374	100.00%

(1)	Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions. Different tranches may have different liquidity terms and may be subject to investor level gates.

(2)	The Fund’s investment objective is to achieve long-term capital appreciation while attempting to reduce volatility relative to the equity markets. The Fund seeks to accomplish its investment objective by investing its assets primarily in a broad mix of hedge funds and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Fund’s hedge fund investments may primarily include offshore investment vehicles that may subject taxable investors’ capital gains (including unrealized capital gains) to tax at ordinary income rates (See “Certain Tax Matters” in the Fund’s prospectus).

(3)	Withdrawals from this portfolio fund are permitted after a six-month lockup period from the date of the initial investment, 10/1/15.

(4)	Withdrawals from this portfolio fund are permitted after a two-year lockup period from the date of the initial investment, 10/1/15.

(5)	Withdrawals from this portfolio fund are permitted after a one-year lockup period from the date of the initial investment, 10/1/15.

(6)	All or a portion of these investments are held in side-pockets. The full recovery of cash from this position may take several years to withdraw.

(7)	Withdrawals from this portfolio fund are permitted after a one-year and one-quarter lockup period from the date of the initial investment, 10/1/15.

(8)	These securities are shown at their current rates as of March 31, 2016.

(9)	All Portfolio Funds are domiciled in the Cayman Islands with the exception of: (Miura, Farallon, King Street, and Davidson Kemper - Domiciled in the British Virgin Islands) and (Fir Tree - Domiciled in the Bahamas).

Type of Investment as a Percentage of Total Investments (Unaudited):

See accompanying notes.

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
STATEMENT OF ASSETS AND LIABILITIES March 31, 2016

Assets
Investments, at fair value (See Note 2):
Portfolio funds (cost $25,800,000)	$24,616,602
Short-term (cost $455,527)	455,527
Total investments (pledged under loan agreement; see Note 11, cost $26,255,527)	25,072,129

Offering costs	158,997
Receivable from Investment Manager	59,867
Prepaid expenses and other assets	19,818
Total assets	25,310,811

Liabilities
Line of credit payable	3,329,844
Offering costs payable	158,997
Professional fees payable	61,250
Accounting and administration expense payable	6,250
Line of credit fees and interest payable	3,914
Other accrued liabilities	14,182
Total liabilities	3,574,437
Net assets	$21,736,374

Net assets consist of:
Paid-in capital	$23,065,058
Distributions in excess of net investment loss (See Note 2)	(145,286)
Accumulated net unrealized depreciation on investments	(1,183,398)
Net Assets, Class I*	$21,736,374

Shares outstanding and issued (unlimited shares authorized), Class I shares	2,307,410
Net Asset Value per share, Class I shares	$9.42

*	Class I is the only class of shares with any assets as of March 31, 2016.

See accompanying notes.

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
STATEMENT OF OPERATIONS Year Ended March 31, 2016*

Investment income
Dividend income	$236
Total investment income	236

Expenses
Organizational expense	141,045
Offering costs	158,997
Management fees	125,308
Legal expense	99,980
Professional fees	67,500
Accounting and administration fees	37,500
Transfer agent fees	25,283
Directors fees	20,000
Custodian fees	11,803
Line of credit interest expense	27,088
Registration fees	8,250
Line of credit fees	6,670
Compliance fees	4,825
Other fees	1,082
Total expenses	735,331
Less: Contractual reimbursement of expenses (See Note 4)	(541,567)
Less: Voluntary waiver of management fees (See Note 4)	(125,308)
Net expenses	68,456
Net investment loss	(68,220)

Net unrealized loss on investments
Net change in unrealized depreciation on investments	(1,183,398)
Net unrealized loss on investments	(1,183,398)
Net decrease in net assets resulting from operations	$(1,251,618)

*	The Fund’s commencement of operations date was October 1, 2015. Prior to October 1, 2015, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration. The date of initial share purchase by the Investment Manager was June 15, 2015.

See accompanying notes.

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
STATEMENT OF CHANGES IN NET ASSETS

Period Ended March 31, 2016*
Operations:
Net investment loss	$(68,220)
Net change in unrealized depreciation on investments	(1,183,398)
Net decrease in net assets resulting from operations	(1,251,618)

Distributions to shareholders:
Distributions to shareholders:
Class I shares	(77,066)
Change in net assets from distributions to shareholders	(77,066)

Fund share transactions:
Proceeds from shares issued	22,905,676
Reinvestment of distributions	59,382
Cost of shares redeemed	—
Net change in net assets from fund share transactions	22,965,058

Net change in net assets	21,636,374

Net assets at beginning of period	100,000
Net assets at end of period	$21,736,374

Distributions in excess of net investment loss (See Note 2)	$(145,286)

Transactions in shares:
Issuance of shares	2,291,430
Reinvestment of distributions	5,980
Redemption of shares	—
Net change in shares	2,297,410

*	The Fund’s commencement of operations date was October 1, 2015. Prior to October 1, 2015, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration. The date of initial share purchase by the Investment Manager was June 15, 2015.

See accompanying notes.

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
STATEMENT OF CASH FLOWS

Period Ended March 31, 2016*
Operating activities
Net decrease in net assets resulting from operations	$(1,251,618)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investments	(25,800,000)
Purchase of short-term investments	(455,527)
Net change in unrealized depreciation on investments	1,183,398
Changes in operating assets and liabilities:
Increase in net receivable from Investment Manager	(59,867)
Increase in prepaid expenses and other assets	(19,818)
Increase in line of credit payable	3,329,844
Increase in professional fees payable	61,250
Increase in accounting and administration fee payable	6,250
Increase in line of credit fees and interest payable	3,914
Increase in other accrued liabilities	14,182
Net cash used in operating activities	(22,987,992)

Financing activities
Proceeds from capital contributions	22,965,058
Distributions To Shareholders	(77,066)
Net cash provided by financing activities	22,887,992

Net change in cash	(100,000)

Cash at beginning of period	100,000
Cash at end of period	$—

Supplemental disclosure of line of credit interest paid	$27,088
Supplemental disclosure of line of credit fees paid	$6,670

*	The Fund’s commencement of operations date was October 1, 2015. Prior to October 1, 2015, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration. The date of initial share purchase by the Investment Manager was June 15, 2015.

See accompanying notes.

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
FINANCIAL HIGHLIGHTS

Period Ended March 31, 2016*
Per Share Operating Performances (1):
Net Asset Value per share, beginning of period	$10.00

Change in net assets from operations:
Net investment loss	(0.03)
Net unrealized loss on investments	(0.51)
Total change in per share value from investment operations	(0.54)

Distributions:
Total distributions	(0.04)
Net decrease in net assets	(0.58)
Net Asset Value per share, end of period	$9.42

Ratios to average net assets (2):
Net expenses (3)(4)(5)	0.66%
Gross expenses (4)(6)	6.39%
Net investment loss (4)	(0.66%)

Total Return (7)	(5.43%)
Portfolio turnover	0.00%
Net assets end of year (000’s)	$21,736

*	The Fund’s commencement of operations date was October 1, 2015. Prior to October 1, 2015, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration. The date of initial share purchase by the Investment Manager was June 15, 2015.

(1)	Selected data is for a single share outstanding throughout the period.

(2)	The ratios do not include investment income or expenses of the Portfolio Funds in which the Fund invests.

(3)	The ratio of net expenses include $541,567 in contractual waivers and reimbursements representing (4.53)% and $125,308 in voluntary reimbursements representing (1.20)%. See Note 4 in the Notes to the Financial Statements for additional information.

(4)	Annualized for period less than one year, with the exception of non-recurring organizational costs

(5)	Includes line of credit interest expense, which is not subject to the expense limitation cap. See Note 4 in the Notes to the Financial Statements for additional information.

(6)	The gross expense ratio net of the voluntary waiver of management fees is 5.19%. See Note 4 in the Notes to the Financial Statements for additional information.

(7)	Not annualized for periods less than one year.

See accompanying notes.

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
NOTES TO FINANCIAL STATEMENTS PERIOD FROM OCTOBER 1, 2015 TO MARCH 31, 2016

1. Organization

Archstone Alternative Solutions Fund (the “Fund”) was organized as a statutory trust under the laws of the State of Delaware on March 4, 2015 and commenced operations on October 1, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Securities Act of 1933, as a non-diversified, closed-end management investment company. The business and operations of the Fund are managed and overseen by the Board of Trustees (the “Board”).

The objective of the Fund is to achieve long term capital appreciation while attempting to reduce volatility relative to the equity markets. The Fund seeks to accomplish its investment objective by investing its assets primarily in a broad mix of hedge funds and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Fund’s hedge fund investments may primarily include offshore investment vehicles that may subject taxable investors’ capital gains (including unrealized capital gains) to tax at ordinary income rates (See “Certain Tax Matters” in the Fund’s prospectus). At present, there are a number of money managers whose services are not generally available to the investing public. These managers, who generally place stringent restrictions on the number of persons whose money they will manage, employ a wide variety of investment strategies and techniques. By investing through this varied group, the Fund seeks to provide investors with access to the varied skills and expertise of these managers while at the same time seeks to lessen the risks and volatility associated with investing through any single money manager. An investment in the Fund also enables investors to avoid, to a significant extent, the high minimum investment requirements typically imposed on individual investors by Portfolio Managers. The Fund is managed by A.P. Management Co. LLC (the “Investment Manager”), an investment manager registered under the Investment Advisers Act of 1940, as amended.

Shares of beneficial interest (“shares”) of the Fund are offered only to “Eligible Investors” and are subject to transfer restrictions (as defined in the Fund’s prospectus). These restrictions are more fully described in Note 3.

2. Significant Accounting Policies

The Fund is an investment company, and as such, these financial statements have applied the guidance set forth in Accounting Standards Codification (ASC) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Use of Estimates
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

Calculation of Net Assets and Net Asset Value per Share
The Fund calculates its net assets as of the close of business on the last business day of each calendar month and the last day of each fiscal period. In determining its net assets, the Fund values its investments as of such month-end or as of the end of such fiscal period, as applicable. The net assets of the Fund equals the value of the total assets of the Fund less liabilities, including accrued fees and expenses, each determined as of the date the Fund’s net assets is calculated. The net asset value per share equals net assets divided by shares outstanding.

Investments in Portfolio Funds
The Fund values its investments in Portfolio Funds at fair value, using the net asset value as a practical expedient, which generally is the Fund’s pro-rata interest in the net assets of the Portfolio Funds. The underlying investments held by the Portfolio Funds are valued at fair value in accordance with the policies established by the Portfolio Funds, as described in their respective financial statements and agreements. Due to the inherent uncertainty of less liquid investments, the value of certain investments held by the Portfolio Funds may differ from the values that would have been used if a ready market existed. The Portfolio Funds may hold investments for which market quotations are not readily available and are thus valued at their fair value, as determined in good faith by their respective Portfolio Fund Managers. Net realized and unrealized gains and losses from investments in Portfolio Funds are reflected in the Statement of Operations. Realized gains and losses from Portfolio Funds are recorded on the average cost basis.

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Management of the Portfolio Funds received an annual management fee ranging from 1% to 2% of the Fund’s net asset balance in the Portfolio Funds and incentive fee ranging from 0% to 20% of the Fund’s net capital appreciation from its investments in Portfolio Funds, as defined by the respective Portfolio Funds’ agreements.

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investments in Portfolio Funds were $25,800,000 and $0, respectively.

Certain Portfolio Funds may hold a portion of their assets as side-pocket investments (the “Side-Pockets”), which have restricted liquidity, potentially extending over a much longer period of time than the typical liquidity an investment in a Portfolio Fund may provide. Should the Fund seek to liquidate its investments in the Side-Pockets, the Fund might not be able to fully liquidate its investment without delay, and such delay could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Side-Pockets, the value of its investment could fluctuate based on adjustments to the fair value of the Side-Pockets. As of March 31, 2016, 1 of the 17 Portfolio Funds had all or a portion of their assets held as Side-Pockets. The fair value of these Side-Pockets as of March 31, 2016 was $8,508 and represented 0.04% of total net assets. Generally, the Investment Manager on behalf of the Fund, will seek to opt-out of side pocket investments, to the extent practicable.

Fair Value of Financial Instruments
In accordance with Accounting Standards Codification (“ASC”) 820, Fair Value Measurement, fair value is defined as the price that the Fund would receive if it were to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions that market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used by the Portfolio Funds in determining the fair value of the Fund’s investments.

The inputs are summarized in the three broad levels listed below:

Level 1 –	Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 –	Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

Level 3 –	Inputs to the valuation methodology are unobservable and significant to the fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Short-term investments represent an investment in a money market fund. Short-term investments are recorded at fair value, which is their published net asset value.

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a practical expedient.

In May 2015, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standard Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Unit (or Its Equivalent), modifying ASC 820. Under the modifications, investments in private investment funds valued at net asset value are no longer included in the fair value hierarchy. As a result of the Fund’s adoption of ASU 2015-07, investments in Portfolio Funds with a fair value of $24,616,602 are excluded from the fair value hierarchy as of March 31, 2016.

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table represents the investments carried at fair value on the Statement of Assets and Liabilities by level within the valuation hierarchy as of March 31, 2016:

Investments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	NAV As Practical Expedient	Total
Type
Investments in Portfolio Funds*	$—	$—	$—	$24,616,602	$24,616,602
Short-term investments	455,527	—	—	—	455,527
Total	$455,527	$—	$—	$24,616,602	$25,072,129

*	For a detailed breakout of sub-categories, please refer to the Schedule of Investments.

The Schedule of Investments categorizes the aggregate fair value of the Fund’s investments in the Portfolio Funds by domicile, investment strategy, and liquidity.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 for the Period ended March 31, 2016.

Investment Transactions and Investment Income
Investment transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date.

Taxation and Distribution to Shareholders
It is the policy of the Fund to qualify as a RIC, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the IRC. Under Subchapter M of the IRC, each year that the Fund qualifies as a RIC and distributes to its shareholders generally at least 90% of its “investment company taxable income” (as defined in the IRC, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a “double tax” on that income and net capital gains since holders of shares normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their shares are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Distributions made for the period ended March 31, 2016 were based upon estimates received from the Portfolio Funds. The taxable income and net capital gains will be determined based on the Fund’s tax year end, September 30, 2016. Accordingly, no permanent book tax differences have been reflected in the composition of net assets as of March 31, 2016.

For the two fiscal quarter ends covered by this Report, the Fund did not adhere to the asset diversification requirements under Subchapter M of the IRC. Nevertheless, under the RIC Modernization Act of 2010 (“2010 Act”), the Fund has determined to avail itself of the statutorily-prescribed cure provisions in order to qualify as a RIC under Subchapter M of the IRC for its current tax year, if it meets certain requirements which it fully expects to do. No tax or other costs will be borne by the Fund in operating under this statutory provision (any costs in this regard will be borne by the Investment Manager).

The federal tax cost of investments is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The aggregate tax cost of investments and distributable earnings as of March 31, 2016 is not yet determinable because the Fund’s September 30, 2016 initial tax year has not yet been reached.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. If the tax law requires interest and/or penalties to be paid on an underpayment of income taxes, interest and penalties will be classified as income taxes in the income tax expenses in the Statement of Operations, if applicable. During the year, the Fund did not incur any interest or penalties. However,

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, if applicable), on-going analysis of any changes to tax laws, regulations and interpretations thereof.

3. Capital Share Transactions

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share, plus, in the case of Class A shares (and if applicable), a sales load of up to 3.00% of the amount invested. The minimum initial investment for Class A shares is $50,000, (subject to reduction at the discretion of an investor’s broker dealer, or other financial intermediary) and additional contributions from existing shareholders may be made in a minimum amount of at least $10,000, although the Board may waive such minimums in certain cases. As of March 31, 2016, there are no Class A shares outstanding in the Fund.

In addition, Class I shares of the Fund are only available to investors: (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a Selling Agent; (ii) who are clients of investment advisers or financial planners that participate in programs operated by Selling Agents through which Class I shares are offered; (iii) who are other customers or clients of Selling Agents or their affiliates, as authorized by the Fund or a Fund agent, in consultation with the Selling Agent; (iv) who have a minimum initial investment of $5,000,000; or (v) who are members or personnel of the Investment Manager or its affiliates, and members of their immediate families and certain other investors as may be determined by the Fund’s Board. In addition, Class I shares may be available for certain investors who currently have or previously had an investment in any other product managed by the Archstone Partnerships. As of March 31, 2016, all outstanding shares in the Fund are Class I shares. During the first twelve months of operations, the minimum investment amounts may be waived to help raise initial assets.

Shares are not redeemable and a shareholder has no right to require the Fund to redeem its shares. In order to provide a limited degree of liquidity to shareholders, the Investment Manager expects to recommend that the Fund make offers to repurchase up to 20% of its outstanding shares as of the end of each calendar quarter at its then-current net asset value commencing during the fourth calendar quarter of 2016. The Fund’s Board, in its discretion, must approve each such offer (including the amount of the offer). There can be no assurance that the Fund will make such repurchase offers, or that shareholders tendering shares for repurchase in any offer will have all of their tendered shares repurchased by the Fund. (See “Repurchase Offers” and “Redemptions and Repurchases of Shares —Repurchase Procedures.” in the Fund’s prospectus)

The Investment Manager expects that, under the procedures applicable to the repurchase of shares, shares will generally be valued for purposes of determining their repurchase price as of a date at least 75 days after the date by which shareholders must submit a repurchase request. The value of shares can change significantly between this repurchase request deadline and the pricing date for the repurchase offer, i.e., 75 days later on the last business day of the applicable calendar month.

The Board will also consider the following factors, among others, in making a determination as to whether to make an offer to repurchase shares from shareholders: (i) whether any shareholders have requested the Fund to repurchase their shares; (ii) the liquidity of the Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing shares; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of shares. (See “Redemptions and Repurchases of Shares —No Right of Redemption” and “—Repurchases of shares.” in the Fund’s prospectus)

If a repurchase offer is oversubscribed by shareholders who tender shares for repurchase, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder. As a result, to have the remaining portion repurchased, the shareholder would have to subscribe to one or more future repurchase offers. There is no guarantee that such offer(s) will be made, or that such future offer(s) will be undersubscribed or otherwise large enough to accommodate the repurchase of the remaining portion of shares. The Fund may redeem shares if, among other reasons, ownership of the shares by a shareholder would cause the Fund or the Investment Manager to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction.

4. Investment Advisory Fee and Other Transactions with Affiliates

In consideration of services provided by the Investment Manager, the Fund pays the Investments Manager a monthly management fee based on its average daily net assets and computed at the annual rate of 1.20% on the Fund’s net assets up to (and including) $1 billion, 1.10% on net assets over $1 billion up to (and including) $5 billion, and 1.0% on the Fund’s net assets over $5 billion (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

the Fund’s assets and will have the effect of reducing the net asset value of the Fund. The Investment Manager did not receive management fees (the “Management Fee”) from the Fund for the period ended March 31, 2016. The Investment Manager has elected to provide a voluntary waiver of their management fees for the first 12 months, or the first $100,000,000 of capital raised, whichever comes first.

For the period ended March 31, 2016, voluntarily waived management fees in the amount of $125,308 are not subject to recoupment by the Investment Manager.

The Investment Manager and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Investment Manager has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding Distribution and Shareholder Servicing Fees, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expense of the Fund, other than the Management Fee, the Distribution and Shareholder Servicing Fee and Acquired Fund Fees and Expenses, to 0.40% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). The Expense Limitation Agreement is in effect for at least one year from the date of commencement and will remain in effect until terminated by the Board. In consideration of the Investment Manager’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Investment Manager in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Investment Manager such amounts. As of March 31, 2016, $541,567 in expenses were contractually reimbursed by the Investment Manager and are subject to repayment by the Fund subject to the limitations noted above. As of March 31, 2016, as disclosed on the Statement of Assets and Liabilities, the net receivable from the Investment Manager for expense reimbursements was $59,867.

Each member of the Board who is not an “interested person” of the Fund (the “Independent Trustees”), as defined by the 1940 Act, receives an annual retainer of $20,000. In addition, all Independent Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. The Independent Trustees fees totaled $20,000 for the period ended March 31, 2016.

5. Organization and Offering Costs

The Fund will bear all expenses incurred in its business and operations. The Investment Manager will advance the Fund’s organizational and initial offering costs and may be subsequently reimbursed by the Fund. Reimbursements to the Investment Manager of organizational and offering costs will be subject to the Expense Limitation Agreement described in Note 4.

Costs incurred in connection with the offering and initial registration of the Fund have been deferred and will be amortized on a straight-line basis over the first twelve months after commencement of operations.

Total organization and offering expenses for the Fund were $141,045 and $317,994, respectively. Organizational and offering expenses which were expensed by the Fund as of March 31, 2016 were $141,045 and $158,997, respectively.

6. Administration, Accounting, Compliance Services and Transfer Agent Fees

Pursuant to an agreement between the Fund and UMB Fund Services Inc. (“Administrator”), the Administrator provides administration, fund accounting and compliance services to the Fund. The Fund pays the Administrator a basis point fee, subject to fee minimums, for various administration, fund accounting, investor accounting and taxation services to the Fund as well as certain out of pocket expenses.

7. Custodian Fees

UMB Bank, N.A., serves as the custodian for the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and for retaining sub-custodians to maintain custody of foreign securities held by the Fund. Fees and expenses of the Custodian are paid by the Fund.

8. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

9. Exemptive Relief

The Fund submitted an exemptive application to the Securities and Exchange Commission (the “SEC”) on July 14, 2015 to permit the Fund to offer multiple classes of shares (the “Exemptive Application”). Effective September 11, 2015, the relief requested in the Exemptive Application was granted by the SEC (the “Exemptive Order”), and the Fund began offering Class A and Class I shares upon the Fund’s commencement of operations.

10. Derivative Financial Instruments and Concentrations of Credit Risk

For the year ended March 31, 2016, the Fund had no direct commitments to purchase or sell securities, financial instruments, or commodities relating to derivative financial instruments. The Fund may have indirect commitments that arise through positions held by Portfolio Funds in which the Fund invests. However, as a shareholder in these Portfolio Funds, the Fund’s risk is limited to the current value of its investment, which is reflected in the Statement of Assets and Liabilities and the Schedule of Investments.

To the extent that the Portfolio Funds have large concentrations of investments and derivatives in specific industries or geographic markets, future performance could be impacted by liquidity and market condition changes related to such investments and derivatives.

The Investment Manager has no knowledge of any financial institution, brokerage firm, or other trading counterparty with which the Fund had a concentration of direct credit risk relating to any direct trading activity for the year ended March 31, 2016.

11. Bank Loan Payable

On October 28, 2015, the Fund entered into a note purchase agreement (the “facility”) with Credit Suisse International as Paying Agent, Collateral Agent and Variable Funded Note (“VFN”) Purchaser. As of March 31, 2016, the maximum borrowing capacity under the agreement is $5,000,000 and borrowings under the facility are secured by the entire investment portfolio valued at $25,072,129.

The facility’s interest rate is based on the 90 day LIBOR for U.S. dollars plus 1.65%, calculated on the authorized amount outstanding. The facility has an unused notional fee of 0.72% multiplied by an amount equal to the notional limit of the VFN Purchaser minus the outstanding amount. The facility was granted for a period of two years and may be renewed thereafter, provided the parties agree on the terms and conditions. The facility matures on October 31, 2017. For the period ended March 31, 2016, the average interest rate, the average daily balance, and the maximum balance outstanding in the facility was 2.18%, $2,842,016 and $4,307,206 respectively. As of March 31, 2016 $3,333,758 which includes interest payable, is outstanding.

12. Subsequent Events

Subsequent events have been evaluated from April 1, 2016 through May 31, 2016, the date on which the financial statements are available for issuance. During the period, the Fund raised its maximum borrowing capacity for the note purchase agreement with Credit Suisse International from $5,000,000 to $8,000,000.

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
FUND MANAGEMENT (Unaudited)

The identity of the Board members and brief biographical information as of March 31, 2016 is set forth below. The Fund’s Statement of Additional Information includes additional information about the Board members and is available, without charge, by calling 1-888-268-0333.

INDEPENDENT DIRECTORS
Name, Address* And Date Of Birth	Position(s) Held With The Fund	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Trustee	Number Of Portfolios In Fund Complex Overseen By Trustee	Other Trusteeships/ Directorships Held by Trustee
Anthony Artabane, May 6, 1954	Trustee; Chairman of Audit Committee	Indefinite; Since Inception	Managing Member Anthony Artabane CPA LLC (currently); Partner for 25 years with PWC (retired in 2013)	1	None
Spencer Boggess, April 11, 1967	Trustee; Audit Committee Member	Indefinite; Since Inception	Managing Director & Senior Portfolio Manager Merrill Lynch (currently); Head of Alternative Investments Due Diligence for Merrill Lynch Wealth Management (3/2009-2/2014)	1	None

INTERESTED DIRECTORS AND OFFICERS
Name, Address* And Date Of Birth	Position(s) Held With The Fund	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Trustee or Officer	Number Of Portfolios In Fund Complex Overseen By Trustee Or Officer
Joseph Pignatelli, July 28, 1962	Chairman of the Board of Trustees; President	Indefinite; Since Inception	President-The Archstone Partnerships	1
Andrew Small, December 2, 1965	Treasurer	Indefinite; Since Inception	Chief Financial Officer-The Archstone Partnerships	1
Rinarisa Coronel DeFronze, November 13, 1976	Secretary/ Chief Compliance Officer	Indefinite; Since Inception	General Counsel & Chief Compliance Officer-The Archstone Partnerships; Assistant General Counsel & Compliance Officer of Alden Global Capital LLC (June 2010-April 2013)	1

*	All addresses c/o Archstone Alternative Solutions Fund, 360 Madison Avenue, 20th Floor, New York, NY 10017

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
OTHER INFORMATION (Unaudited)

Investment Advisory Agreement Approval

At the initial meeting held in person on June 23, 2015, the Board of Trustees of Archstone Alternative Solutions Fund (the “Board”) approved the investment advisory agreement between Archstone Alternative Solutions Fund, a Delaware statutory trust (the “Fund”), and A.P. Management Company, LLC, a New York limited liability company (the “Adviser”) (the “Advisory Agreement”), for an initial term of two years. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”) separately voted to approve the Advisory Agreement.

In considering whether to approve the Advisory Agreement, the Board reviewed various materials from Fund counsel and from the Adviser which included: (i) information concerning the services to be rendered to the Fund by the Adviser and the proposed fees to be paid by the Fund to the Adviser; (ii) information concerning the experience of the Adviser; (iii) information concerning the individuals who would be responsible for the day-to-day management and operation of the Fund’s assets; and (iv) a summary of the legal duties of the Board under the 1940 Act. In particular, the Board considered the following:

(A) The Nature, Extent And Quality Of Services To Be Provided To The Fund.

The Trustees reviewed the proposed services that the Adviser would provide to the Fund and reviewed various presentations from management in this regard. In connection with the investment advisory services that would be provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the proposed management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions to be entered into on behalf of the Fund. In this regard, the Board considered the extensive experience of the Adviser in managing funds with similar strategies to those of the Fund. The Board evaluated the relatively broad scope of services to be provided under the Advisory Agreement. In this connection, the Board noted that the Adviser would be providing, at its own expense, facilities necessary for the operation of the Fund and it would make personnel available to serve as the senior officers of the Fund, including the Chief Compliance Officer, the Chief Executive Officer and the Chief Financial Officer. The Board also considered representations regarding the adequacy of the Adviser’s financial condition and its financial wherewithal to provide quality services to the Fund. The Board found it was reasonable to expect that the Adviser would have adequate resources (including capital and personnel) so as to provide meaningful and appropriate support for its operations, including for purposes of its performance of its obligations and the provision of quality services to the Fund under the Advisory Agreement, and expressed satisfaction with the nature, extent and quality of services proposed to be provided thereunder.

(B) Investment Performance Of The Fund And Adviser

In connection with the evaluation of the services to be provided by the Adviser, the Trustees generally reviewed the historical performance of the Adviser. Since the Fund is newly formed, the Trustees focused their review on the investment performance of an investment vehicle managed by the Adviser, and in particular, Alfred J. Shuman and Joseph S. Pignatelli, the proposed portfolio managers of the Fund, with an investment program that is substantially the same as that of the Fund (the “Other Investment Vehicle”). The Trustees noted that the Other Investment Vehicle represented the longest track record available among all similarly managed accounts by the Adviser. The Trustees expressed satisfaction with the performance of the Other Investment Vehicle. The Trustees also considered that the Other Investment Vehicle is not registered under the 1940 Act and thus is not subject to certain investment limitations imposed by applicable securities laws which, if applicable, may have adversely affected the Other Investment Vehicle’s performance. The Trustees also discussed the portfolio managers’ expertise in managing funds, noting their years of experience employing fund of hedge fund strategies. Based on the foregoing, the Trustees concluded that the Fund would be in a position to benefit from that expertise and receive high quality services.

(C) Cost Of The Services To Be Provided And Profits To Be Realized By The Adviser From The Relationship With The Fund

The Trustees reviewed the cost of services to be provided by the Adviser and the fees to be paid under the Advisory Agreement. The Board noted that under the proposed Advisory Agreement the Fund would pay the Adviser a monthly management fee computed at the annual rate of 1.20% on the Fund’s net assets up to (and including) $1 billion, 1.10% on net assets over $1 billion and up to (and including) $5 billion, and 1.0% on Fund’s assets over $5 billion. The Board considered that the Adviser had also agreed to waive the management fee for the first 12 months or until the Fund’s net assets exceed $100 million. The Trustees also considered information showing a comparison of the proposed advisory fee and expected expense ratio of the Fund compared with fees and expenses of other similar 1940 Act registered products, as well as fees of other funds and accounts advised by the Adviser and which employ an investment strategy similar to that of the Fund. The Trustees also considered that, in addition to the fees charged by the Adviser, the Fund will also bear its pro rata portion of the advisory fees charged by the portfolio funds in which it invests. The Trustees noted that the

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
OTHER INFORMATION (Unaudited) (Continued)

Investment Advisory Agreement Approval (continued)

proposed fees were in line with those of other registered funds in the peer group as well as the Other Investment Vehicle. The Trustees also observed the effect of the proposed 40 bps expense limitation/cap. Based on its review, the Board concluded that the proposed level of the management fee was fair and reasonable in light of the extent and quality of services that the Fund expects to receive.

The Trustees then considered the profits to be realized by the Adviser and its affiliates from the relationship with the Fund. Since the Fund is newly formed, the Trustees considered the estimated profitability to the Adviser from management of the Fund. The Trustees observed the lack of meaningful profitability from the Fund expected in the first year given the initial small asset size of the Fund (and the effect of the expected expense caps/waivers).

The Trustees concluded, based on the estimated data provided, that the profitability level would not be excessive.

(D) The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

The Trustees noted that economies of scale are realized when a fund’s assets increase significantly. Because the Fund is newly formed and the eventual aggregate amount of Fund assets is uncertain, the Adviser was not able to provide the Trustees with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Trustees determined that they would revisit this issue after the initial two year term of the Advisory Agreement.

(E) Other Benefits

The Trustees then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund, including the fees paid pursuant to the Advisory Agreement. The Board concluded that the Fund would benefit from those services and that the benefits to the Adviser derived from these relationships seemed fair and reasonable.

Conclusion

Based on all of the foregoing, and such other matters that were deemed relevant, the Board found the proposed fee structure to be fair and reasonable in light of the services proposed to be provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved the Advisory Agreement for the initial two-year term.

Information on Proxy Voting

A description of the policies and procedures that the Archstone Alternative Solutions Fund uses to determine how to vote proxies, and information regarding how the Archstone Alternative Solutions Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-844-449-4900, and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Report Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND
PRIVACY POLICY (Unaudited)

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of Archstone Alternative Solutions Fund (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

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Board of Trustees
Joseph Pignatelli
Anthony Artabane
 Spencer Boggess

Investment Manager
A.P. Management Company, LLC
360 Madison Avenue, 20th Floor
 New York, New York 10017

Administrator, Dividend Paying Agent, and Transfer Agent
UMB Fund Services
235 Waest Galena Street
 Milwaukee, Wisconsin 53212

Custodian
UMB Bank, n.a.
928 Grand Boulevard
 Kansas City, MO 64106

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
 Portland, ME 04101

Independent Auditors
Ernst & Young LLP
5 Times Square
 New York, New York 10036

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes’’, ‘‘expects’’, ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Item 2. Code of Ethics.

The Archstone Alternative Solutions Fund (the “Registrant”) has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and chief financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Anthony Artabane possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated Mr. Artabane as “audit committee financial expert.” Mr. Artabane is independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by Ernst & Young LLP during the first and only fiscal year were as follows:

(a) Audit Fees.

Fiscal year ended March 31, 2016: $60,000

(b) Audit-Related Fees.

Fiscal year ended March 31, 2016: $0

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended March 31, 2016: $1,000

(d) All Other Fees.

Fiscal year ended March 31, 2016: $0

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Fiscal year ended March 31, 2016: $1,000

These are fees billed for professional services rendered to the Registrant by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.  During the fiscal year ended March 31, 2016, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees of the Registrant has adopted the Proxy Voting Procedures of A.P. Management Company, LLC (the “Adviser”), the Registrant’s investment adviser, as the Registrant’s Proxy Voting Procedures. Subject to the oversight of the Registrant’s Board of Trustees, the Registrant has delegated responsibility to the Adviser to vote any proxies the Registrant may receive. The Adviser’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to the Registrant in a manner that serves the best interests of the Registrant.

The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, “proxies”), on behalf of the Fund, relating to the Fund’s investments in portfolio funds (and any other Fund investments), in a manner that seeks to serve the best interests of the Fund. The Adviser has guidelines addressing how it votes proxies with regard to specific matters. In general, the Adviser seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund. Because the Fund purchases and holds interests in portfolio funds, it is common for the Adviser to receive requests soliciting votes or consent for amendments or resolutions affecting the governance of portfolio funds that are not easily classified as proxies in the traditional sense. As such, the Adviser will treat a request from a portfolio fund as a proxy when it involves a request to exercise the Fund’s voting authority on, without limitation, proposed amendments to a limited partnership agreement, operating agreement or a memorandum and articles of association, as the case may be, or voting in connection with an annual or special meeting of investors, in each case where the Fund’s vote is counted towards the calculation of whether a quorum or threshold set by the portfolio fund has been achieved. Specific investor rights or elections requested by portfolio funds which are not dependent on how other investors vote, such as, without limitation, a choice between acceptance of new terms or an early right of redemption, invitations to invest or transfer to new or changed share classes, or tender offers that are individually exercisable by an investor will not be considered proxies, although they will be exercised in best interest of the Fund. In addition, the Adviser may waive the Fund’s voting rights attributable to the Fund’s interests in portfolio funds. The Adviser may abstain from voting all together in the event of a material conflict of interest or under certain other circumstances.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s).

As of the date of filing, Joseph Pignatelli and Alfred Shuman are the Co-Portfolio Managers, and Mark Smith is the Deputy Portfolio Manager, and are primarily responsible for the day-to-day portfolio management of the Registrant.

Joseph S. Pignatelli is a Co-Portfolio Manager (as well as the Principal Executive Officer and a Trustee) of the Registrant and the President and Co-Portfolio Manager of the Adviser and Archstone Management Company, LLC (together, “The Archstone Partnerships”), which is under common control with the Adviser, both of which manage other vehicles/accounts in accordance with an investment strategy that is substantially similar to that of the Registrant. (The Adviser and Archstone Management Company, LLC are registered as investment advisers with the SEC.) He is also a Member of each of The Archstone Partnerships. Additionally, he has been a Director of Archstone Offshore Fund, Ltd., Archstone Absolute Return Strategies Fund, Ltd., and Archstone Equity Strategies Fund, Ltd. since their formations. He has over 30 years of investment management experience. Mr. Pignatelli directs the ongoing operations of the Adviser and all related investment entities, including all management and financial matters. His responsibilities also include investment policy, portfolio management, and manager selection and he is a member of The Archstone Partnership’s Executive Committee, Investment Committee, and Research Committee. He received his B.B.A. in management and information systems from Pace University. He earned an M.S. in finance from Baruch College, Zicklin School of Business. Mr. Pignatelli currently serves as a Trustee of the Baruch College Fund and is a member of the Investment Committee of the Baruch College Fund.

Alfred Shuman is a Co-Portfolio Manager of the Registrant. In 1990, Mr. Shuman founded The Archstone Partnerships, of which he is the Managing Member, Chairman of the Executive Committee and Co-Portfolio Manager. Mr. Shuman has 50 years of investment experience. He graduated from Phillips Academy in Andover, Massachusetts, earned his A.B. at Harvard College in 1961 and his M.B.A. at Harvard Business School in 1963. Since graduation, he has been consistently employed in the investment industry. Mr. Shuman was named a Managing Director of Bear Stearns in 1978. In 1983, he founded the first of three event-driven hedge funds. Mr. Shuman is a member of the Investment Committee of the Andover Endowment Fund. He has been a Trustee of the Valley View School for Boys in North Brookfield, Massachusetts for eighteen years. He is a National Director Emeritus of Outward Bound U.S.A. and has been a Trustee for sixteen years and has served as Chairman of its Investment Committee. Mr. Shuman is a Trustee and Chairman of the Executive Committee of New York City Center and Trustee of the Central Park Conservancy. He is an avid photography collector and is a member of the Acquisitions Committee of the International Center of Photography in New York City and the Santa Barbara Art Museum. Mr. Shuman also maintains a Foundation to promote research of orphan diseases and supports laboratories at two hospitals in the New York area.

Mark Smith is the Deputy Portfolio Manager of the Registrant. He has over 15 years of investment management experience. He manages the research process at The Archstone Partnerships, including due diligence, manager evaluation, and quantitative analysis, and is a member of The Archstone Partnership’s Research Committee. Additionally, he supports the Co-Portfolio managers, Joseph S. Pignatelli and Alfred Shuman in managing The Archstone Partnership’s various portfolios. He leads the monthly Research/Investment Committee Meetings and acts as the liaison between the Investments and the Investor Services groups within The Archstone Partnerships. Prior to joining The Archstone Partnerships in January 2008, Mr. Smith spent five years as a Vice President and Strategy Specialist in the Hedge Fund Investments group of Northwater Capital Management, Inc., a multi-billion dollar fund of hedge funds company. From 1998 to 2000, Mr. Smith was an Assistant Portfolio Manager at Southport Management Group, Inc., a convertible arbitrage hedge fund. Mr. Smith is a CFA charterholder and a member of the New York Society of Security Analysts. Mr. Smith is a graduate of St. Paul’s School in Concord, NH. He received his B.A. in Economics from Wesleyan University and his M.B.A. from Columbia Business School. Mr. Smith currently serves as a Member of the St. Paul's School Alumni Association Executive Committee.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest.

Registered Investment Companies Managed by each of the Portfolio Managers*
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
0	0	0	0
Pooled Investment Vehicles Managed by each of the Portfolio Managers
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
7	$2,358MM	6	$1,757MM

As of March 31, 2016:

*	Not including the Fund.

A material conflict may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Adviser’s portfolio management team may manage other accounts with investment strategies substantially similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Adviser’s portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because the Adviser’s portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Registrant. A conflict may also exist if the Adviser’s portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Adviser’s portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser’s portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis. Even though the Registrant employs a substantially similar program as other funds managed by the Adviser, the trading may not be in pari passu, for a number of reasons, including but not limited to timing and amounts of redemptions/tender requests. In fact, not only may they not trade in pari passu but there may be instances in which funds with substantially similar investment programs may engage in opposite transactions.

(a)(3) Compensation Structure of Portfolio Manager(s).

As of March 31, 2016, Mr. Pignatelli receives a salary based on a formula tied to the profitability of The Archstone Partnerships. As a member of the Adviser, he also receives earnings from the Adviser. Mr. Shuman, as a member of the Adviser, receives earnings from the Adviser. Mr. Smith receives a base salary and a discretionary bonus. As a member of the Adviser, he also receives earnings from the Adviser. The level of their profitability in turn is dependent on the advisory fees (including any performance fees and allocations) received from the Registrant and other advisory clients.

(a)(4) Disclosure of Securities Ownership.

The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Managers in the Registrant as of March 31, 2016:

Co-Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Joseph Pignatelli	Over $1,000,000

Co-Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Alfred Shuman	Over $1,000,000

Deputy Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Mark Smith	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and chief financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archstone Alternative Solutions Fund

/s/ Joseph Pignatelli
By: Joseph Pignatelli
Principal Executive Officer, Trustee
June 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Joseph Pignatelli
By: Joseph Pignatelli
Principal Executive Officer, Trustee
June 9, 2016

/s/ Andrew Small
By: Andrew Small
Chief Financial Officer
June 9, 2016